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                                                                   EXHIBIT 99.2


                       AMENDMENT NO. 3 TO RIGHTS AGREEMENT


     THIS AMENDMENT NO. 3 TO RIGHTS AGREEMENT (this "Amendment"), dated as of November 13, 2006, is between Tenneco Inc. (formerly known as Tenneco Automotive Inc.), a Delaware corporation (the "Company"), and Wells Fargo Bank, N.A. ("Wells Fargo"), as successor to First Union National Bank as successor Rights Agent (the "First Union").

     WHEREAS, the Company has selected Wells Fargo to succeed First Union as successor Rights Agent under the Rights Agreement between the Company and First Union, dated as of September 9, 1998, as amended on March 14, 2000 and February 5, 2001 (the "Rights Agreement") and Wells Fargo has agreed to so act as successor Rights Agent; and

     WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company desires to amend the Rights Agreement in order to reflect (i) the name change of the Company from Tenneco Automotive Inc. to Tenneco Inc. and (ii) Wells Fargo succeeding First Union as Rights Agent as set forth below;

     NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

1.      Amendment of the Title of the Rights Agreement.

        (a) The title set forth on the cover page of the Rights Agreement is amended in its entirety as follows:

                           ---------------------------

                                  TENNECO INC.
                   (formerly known as TENNECO AUTOMOTIVE INC.)

                                       and

                     WELLS FARGO BANK, N.A., as Rights Agent

                           ---------------------------

                                RIGHTS AGREEMENT

                    Dated as of September 9, 1998, as amended on March 14, 2000, February 5, 2001 and November 13, 2006





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        (b) The first paragraph on page 1 of the Rights Agreement is amended to read in its entirety as follows:


                                RIGHTS AGREEMENT

        Rights Agreement, dated as of September 9, 1998, as amended on March 14, 2000, February 5, 2001 and November 13, 2006 ("Agreement"), between Tenneco Inc., a Delaware corporation, formerly known as Tenneco Automotive Inc. (the "Company"), and Wells Fargo Bank, N.A., as Rights Agent (the "Rights Agent"), as successor to First Union National Bank as rights agent.

2.      Amendment of Section 3(c).

        The legend set forth in Section 3(c) of the Rights Agreement is amended to read in its entirety as follows:

        This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Tenneco Inc. (the "Company") and Wells Fargo Bank, N.A., as Rights Agent, dated as of September 9, 1998 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

3.      Amendment of Section 26.

        The notice provision in respect of the Company and the Rights Agent set forth in Section 26 of the Rights Agreement is amended to read in its entirety as follows:

        Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:




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                           Tenneco Inc.
                           500 North Field Drive
                           Lake Forest, IL  60045
                           Attention: General Counsel

     Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                           Wells Fargo Bank, N.A.
                           161 North Concord Exchange
                           South St. Paul, MN 55075
                           Attention:  Account Manager

     Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as show on the registry books of the Company.

4.      Amendment of Form of Rights Certificate.

        (a) The first paragraph of the form of rights certificate attached as Exhibit B to the Rights Agreement is amended to read in its entirety as follows:

                               RIGHTS CERTIFICATE

                                  TENNECO INC.

        This certifies that __________________________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of September 9, 1998, as the same may be amended from time to time (the "Rights Agreement"), between Tenneco Inc., a Delaware corporation (the "Company"), and
        Wells Fargo Bank, N.A., as Rights Agent (the "Rights Agent"), as successor to First Union National Bank as rights agent, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on September 9, 2008 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights
        Agent, one one-thousandth of a fully paid non-assessable share of Series B Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company at a purchase price of $8.80 per one one-


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        thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 14, 2000, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

        (b) The signature block of the Company and the Rights Agent set forth on the form of rights certificate attached as Exhibit B to the Rights Agreement is amended to read in its entirety as follows:

                           TENNECO INC.



                           By:
                               -----------------------------------------
                               Chief Executive Officer

                           WELLS FARGO BANK, N.A.,
                           as Rights Agent



                           By:
                               -----------------------------------------

        (c) The addressee on the Form of Election to Purchase set forth as an attachment to the form of rights certificate attached as Exhibit B to the Rights Agreement is amended to read in its entirety as follows:


        To TENNECO INC.:


        (d) The heading "Signature Guaranteed:" on the Form of Election to Purchase set forth as an attachment to the form of rights certificate attached as Exhibit B to the Rights Agreement is amended to read as follows: "Signature Medallion Guaranteed:".




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5.      Certification.

     The Company certifies that this Amendment complies with Section 27 of the Rights Agreement.

6.      Effectiveness.

     This Amendment shall be deemed effective as of November 13, 2006. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

7.      Miscellaneous.

     This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.


                                              TENNECO INC.


                                              By: /s/ Timothy R. Donovan
                                                  ------------------------------
                                              Name: Timothy R. Donovan
                                              Title: Executive Vice President
                                                     and General Counsel


                                              WELLS FARGO BANK, N.A.


                                              By: /s/ Steven J. Hoffman
                                                  ------------------------------
                                              Name: Steven J. Hoffman
                                              Title: Assistant Vice President


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